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                           CLASS A, B AND C SHARES

                             AIM EUROPE GROWTH FUND

                         Supplement dated June 30, 1999
                      to the Prospectus dated May 3, 1999


    Effective immediately the following replaces in its entirety the information appearing under the heading "EXCHANGING SHARES - EXCHANGE CONDITIONS" on page A-6 of the prospectus:

    "The following conditions apply to all exchanges:

       o You must meet the minimum purchase requirements for the AIM Funds into which you are exchanging;

       o Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

       o Exchanges must be made between accounts with identical registration information;

       o The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

       o Shares must have been held for at least one day prior to the exchange; and

       o If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

    Beginning September 15, 1999, the following exchange condition will apply:

       o Because excessive short-term trading or market-timing activity can hurt fund performance, you are limited to a maximum of 10 exchanges per calendar year. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund."




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    Effective September 1, 1999, the name of AIM Europe Growth Fund will be changed to AIM Euroland Growth Fund.

    Effective September 1, 1999, the following replaces in their entirety the first three paragraphs under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the prospectus:

"The fund's investment objective is long-term growth of capital.

    The fund seeks to meet this objective by investing normally, at least 65% of its total assets in equity securities of issuers domiciled in countries that are members of the European Economic and Monetary Union (the "EMU"). These countries are designated as the fund's primary investment area. The fund typically considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country or has its principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio manager, the value of the issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere.

    The fund will normally invest at least 65% of its total assets in equity securities of large capitalization companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations within the range of the market capitalizations of companies in the top 50% of the Morgan Stanley Capital International Europe Index at the time of purchase.

    The fund may invest up to 35% of its total assets in equity securities of issuers domiciled in developed countries outside of its primary investment area or in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio manager to be of comparable quality."

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                            CLASS A, B AND C SHARES

                             AIM EUROPE GROWTH FUND
                             AIM JAPAN GROWTH FUND
                            AIM MID CAP EQUITY FUND
                          AIM NEW PACIFIC GROWTH FUND

                         Supplement dated June 30, 1999
          to the Statement of Additional Information dated May 3, 1999

    Effective September 1, 1999, the name of AIM Europe Growth Fund will be changed to AIM Euroland Growth Fund ("Euroland Fund").

    Effective September 1, 1999, the following replaces in their entirety the second and third paragraphs under the heading "INVESTMENT POLICIES" on page 5 of the Statement of Additional Information:

    "Pacific Fund's primary investment area includes: Australia, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Taiwan and Thailand. Euroland Fund's primary investment area includes countries that are members of the European Economic and Monetary Union (the "EMU"). As of June 30, 1999, the members of the EMU were Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain.

    Each of Pacific Fund and Japan Fund may invest up to 35% of its total assets in the equity securities of issuers domiciled outside of its primary investment area. Such investments may include: (a) securities of issuers in countries that are not located in the primary investment area but are linked by tradition, economic markets, cultural similarities or geography to the countries in such primary investment area; and (b) securities of issuers located elsewhere in the world that have operations in the primary investment area or that stand to benefit from political or economic events in the primary investment area. Euroland Fund may invest up to 35% of its total assets in the equity securities of issuers domiciled in developed countries outside of its primary investment area. Accordingly, the Funds are regional funds for investors interested in more geographically concentrated investments but, in the case of Pacific Fund and Euroland Fund, still desiring to diversify across multiple markets."